TRANSLATED FROM FRENCH
                                        FOR INFORMATION ONLY


                       22 January 1995



             FINANCIERE DE L'EUROPE OCCIDENTALE


                     CONAIR CORPORATION




                  STOCK PURCHASE AGREEMENT





             PAUL, WEISS, RIFKIND, WHARTON & GARRISON
                            PARIS

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                                                           Page 1
FINAL/22.01.95
c:\AN06\PJ\C011.CON




THIS AGREEMENT is made on 22 January 1995



BETWEEN



(1)  FINANCIERE  DE  L'EUROPE  OCCIDENTALE SA, a Luxembourg SOCI<e'>T<e'>

ANONYME whose registered office  is  at  15,  boulevard Roosevelt, L.2000

Luxembourg, registered at the Commercial Registry,  Section  B  no. 25124,

represented by Mr. Robert Simon (the VENDOR)



(2)  CONAIR,  a  Delaware  corporation whose registered office is at  150

Milford  Road,  East Winsdor,  New  Jersey,  United  States  of  America,

represented by Mr.  Leandro  P.  Rizzuto,  Chairman  and  President, duly empowered (the PURCHASER)





WHEREAS



(A)  The Vendor holds 50 shares of the Swiss company Cristal Gesellschaft

f<u">r Beteiligungen und Finanzierungen S.A., whose registered  office is at  Steinengraben 22, B<a^>le, Switzerland (c/o Experta Treuhand AG)  and

which   is   registered  at  the  Commercial  Registry  of  B<a^>le-ville

(CRISTAL).  Cristal  has  as  it  sole  purpose (i) the holding of 13,003 shares of Babyliss S.A. (the HOLDING COMPANY),  which exercises in Europe an activity in the area of small electric appliances  designed  for  hair and  body  care  and  (ii)  the holding of 50 shares of the Swiss company

Blitog, whose registered office is at Baarerstrasse 12, Zoug, Switzerland

(c/o Experta Treuhand AG) and  which  is registered under the number 1591 at the Commercial Registry of the Canton of Zoug (BLITOG).



(B)  The Purchaser, wishing to purchase  the  entire share capital of the

Holding  Company,  concluded  on  this day an

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agreement  under  which  it acquired the balance of the shares of the Holding

Company held by Mr. Jean-Pierre Feldblum (the JPF AGREEMENT).



(C)  The  Holding Company has subsidiaries in England, Belgium,  Holland,

Spain and Germany;  these subsidiaries are more particularly described in

Schedule A (the SUBSIDIARIES).



(D)  The Vendor  has  agreed  to  sell  to  the  Purchaser  the 50 shares mentioned above for the consideration and upon the terms set  out in this

Agreement.



IT IS AGREED AS FOLLOWS:



DEFINITIONS



1.1  In   this  Agreement,  the  following  expressions  shall  have  the following meanings:



ACCOUNTING  PRINCIPLES  means, in respect of each Company, the accounting principles  generally  accepted  in  the  jurisdiction  of  the  relevant country, as applied on a  constant  basis by such Company and, as regards

the  consolidated  accounts  of  the  Holding  Company,   the  accounting

principles generally accepted in France  for  consolidation  purposes, as applied on a constant basis by such Holding Company;



1993 ACCOUNTS means the balance sheet and the profit and loss account and schedules  of Cristal, Blitog and the Companies at 31 December  1993,  as

appearing in Schedule D;



BALANCE means  the part of the price to be temporarily held in escrow, as mentioned in article 4.3 (b);



BLITOG SHARES means  the 50 shares representing 100% of the share capital of Blitog;

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                                                           Page 3

CLAIM means any claim  against  the Vendor under the Warranties, pursuant to article 9;



COMPANIES means the Holding Company  and  the  Subsidiaries,  and COMPANY

means any one of them;



COMPLETION  means  completion  of  the  sale  and purchase of the Cristal

Shares under this Agreement;



COMPLETION DATE means 18 February 1995 or any other  date  which  may  be agreed in writing for Completion;



CRISTAL  CLAIM  means  any claim against the Vendor under the Warranties,

pursuant to article 9.A;



CRISTAL SHARES means the 50 shares representing 100% of the share capital of Cristal;



CRISTAL WARRANTIES means  the representations and warranties set forth in

Schedule C1;



1993 CONSOLIDATED ACCOUNTS  means  the  consolidated  balance  sheet, the consolidated profit and loss account and schedules of the Holding Company at 31 December 1993, as appearing in Schedule D;



DEPOSIT has the meaning given to it in article 2.4;



ESCROW means Lazards Fr<e`>res et Cie, 121 boulevard Haussmann, Paris;



ESCROW  AGREEMENT  means  the agreement made this day between the Escrow,

the Purchaser and the Vendor, as mentioned in articles 2.4 and 3.4;

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HOLDING COMPANY means Babyliss  SA,  as  more  particularly  described in

Schedule A, Part III;



INTELLECTUAL  PROPERTY RIGHTS means patents, trade marks, service  marks,

trade names and  signs,  design  rights,  copyrights (including rights in computer software), rights in know-how and  other  intellectual  property rights,  in  each  case whether registered or unregistered, and including applications for the grant of any of such rights, and all rights or forms of protection having equivalent or similar effect anywhere in the world;



PROPERTY means the real  property  of  the  Holding  Company held under a

CR<e'>DIT-BAIL  (finance lease), particulars of which are  set  forth  in

Appendix 12 (of Schedule C);



PURCHASE PRICE means  the  price  payable  by the Purchaser to the Vendor under article 2.2, subject to possible adjustment under article 3;



REFERENCE CONSOLIDATED NET INCOME is defined in Schedule B;



SECURITY INTEREST means any security interest  of  any  nature whatsoever including  any  mortgage,  lien,  pledge, preferential ranking  or  other encumbrance burdening the assets of the Companies;



SHARES means all of the 9,287 shares  issued  by the Holding Company, and which are held by Mr. Jean-Pierre Feldblum or by  the  directors  of  the

Holding Company;



SUBSIDIARIES  means  the  companies  which  are  more  fully described in

Schedule A, Part III;

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                                                           Page 5


WARRANTED  SHARES  means  the  Shares  as  well  as  the  shares  in  the

Subsidiaries held by the Holding Company, as set forth in Schedule A;



WARRANTIES means the representations and warranties set forth in Schedule

C.



1.2  In this Agreement:



(a)  the headings are inserted for convenience only and shall  not affect the meaning of this Agreement;  and



(b)  any reference to a document IN THE AGREED FORM means the version  of the  document  as agreed between the parties, duly initialed for the purpose of identification.



SALE AND PURCHASE OF THE SHARES AND PRICE



2.1  On the Completion Date, the Purchaser shall purchase, and the Vendor

shall  sell,  the  Shares   free  of  all  security  interests,  options,

D<e'>MEMBREMENT (life interest,  usufruct,  remainder) or any other third party rights.



2.2  Subject to the price adjustment under article  3  below,  the  total

Purchase  Price  payable  by  the Purchaser to the Vendor for the Cristal

Shares shall be the sum of FRF  123,845,200.   It  is stipulated that the

Purchase Price shall be reduced by the counter-value  in French francs of an  amount  of CHF 5,227,000 on the working day prior to  the  Completion

Date, as calculated  by  reference to the rate indicated in the Financial

Times of that day.



2.3  The Purchaser confirms  that  it  currently  has at its disposal the necessary  funds  and  a firm commitment from a BANQUE  DE  PREMIER  PLAN

(major bank) enabling it  to pay in cash on the Completion Date the total price set out above.  The

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Purchaser  has  delivered to the Vendor in this regard an attestation concerning this financing commitment.



2.4  A  deposit  which is deductible from the  Purchase  Price  shall  be delivered to the Escrow on the date hereof by banker's draft in an amount of FRF 6,254,810,  to be held by the Escrow under the terms of the Escrow

Agreement (the DEPOSIT).   On  the  Completion  Date this amount shall be

supplemented by an amount of FRF 6,254,810, which  is deductible from the

Purchase  Price,  to  be  delivered  to  the Escrow by the  Purchaser  by banker's draft (the SUPPLEMENT).  Any amounts  finally  due by the Vendor on account of the Warranties shall be deducted from the Deposit  and from the  Supplement  and  repaid by the Escrow to the Purchaser in accordance

with the Escrow Agreement.   The  Escrow  Agreement further provides that

the Deposit and the Supplement (remaining after  deduction  of  any  sums which  may  be  due  by the Vendor) shall be released up to fifty percent

(50%) by the Escrow and  delivered to the Vendor on 31 December 1995, and the balance of the Deposit  and  of  the  Supplement  at 31 December 1996

shall be released by the Escrow and delivered to the Vendor on that date.

It is stipulated that if, for reasons attributable to the  Purchaser, the

Completion  does  not  occur  on  the  Completion Date, the Vendor  shall nevertheless be finally entitled to the  Deposit  as a lump sum indemnity for  immobilization,  unless  the Purchaser should demonstrate  that  the

DIRECTION DU TR<e'>SOR (Treasury  Department)  notified  Purchaser of its opposition  to the present sale and purchase in light of the  regulations relating  to foreign  investments  in  France,  and  notwithstanding  the content of article 5.4 below.

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ADJUSTMENT TO THE PURCHASE PRICE



ADJUSTMENT PRINCIPLE



3.1  It is agreed that the Purchase Price shall be adjusted as follows in function  of  the  Reference  Consolidation  1994  Net  Income,  as  this expression is defined in Schedule B.



    AMOUNT OF REFERENCE             ADJUSTED PURCHASE PRICE
  CONSOLIDATED NET INCOME
         (IN FRANCS)                      (IN FRANCS)
  ________________________          _______________________

  17,100,000 or more                123,845,200

  between 17,100,000 and            between 123,845,200 and
  15,500,000                        112,177,200 (prorata)

  15,500,000 or less                112,177,200



3.2  In accordance  with  the above chart, the Purchase Price as adjusted cannot in any event be less  than FRF 112,177,200 nor be greater than FRF

123,845,200.



3.3  The adjustment, if any, shall  be  deducted  from  the  Balance  and immediately  repaid  as a price reduction to the Purchaser, in accordance with the terms of the Escrow Agreement.



ADJUSTMENT PROCEDURE



3.4  The adjustement procedure  shall  be  that  provided  for in the JPF

Agreement and the Reference Consolidated Net Income shall be that finally retained in application of said agreement.



COMPLETION DATE



4.1  The  sale  and  purchase  of the Cristal Shares shall occur  on  the

Completion Date, subject to the  condition precedent set

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out in article 5 below which must be satisfied by that date.  In any event, the completion of the present sale and purchase must occur the same day as that of the JPF Agreement, unless the parties should agree otherwise.



4.2  On  the Completion Date, the Vendor shall deliver  or  cause  to  be delivered to the Purchaser:



(a)  the shares  certificates  representing the fifty (50) bearer Cristal

     Shares;



(b)  the share certificates representing  the  fifty  (50)  bearer Blitog

     Shares;



(c)  all  minute books and other statutory books (which shall  be  up-to-

     date except for the Completion transactions) of Cristal;



(d)  a letter of resignation in the agreed form executed by the directors of Cristal required to resign by the Purchaser;



(e)  if necessary,  the minutes of a meeting of the board of directors of

     Cristal  approving   the   sale   and  purchase,  acknowledging  the

     resignation  of  the  relevant directors  and  convening  a  general meeting of the shareholders in order to appoint new directors.



4.3  The Purchaser shall on the Completion Date:



(a)  deliver to the Vendor a banker's draft made payable to the Vendor in an amount of FRF 98,825,960,  reduced by the counter-value in French francs of an amount of CHF 5,227,000 on the working day prior to the

     Completion Date;

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                                                           Page 9


(b)  deliver to the Escrow a banker's draft made payable to the Escrow in an amount representing the balance  of  the  Purchase  Price (taking account of the Deposit and of the Supplement), being FRF 12,509,620,

     to  be  held in Escrow under the terms of the Escrow Agreement  (the

     BALANCE).



     The amounts,  if  any, which may reduce the Purchase Price under the adjustment clause provided  in article 3 above will be deducted from the Balance and repaid by the  Escrow to the Purchaser in accordance with the Escrow Agreement, and the remaining amount will be released concurrently by the Escrow and delivered to the Vendor.



CONDITION PRECEDENT



5.1  The  sale  and purchase of the Cristal  Shares  is  subject  to  the condition precedent of the completion of the JPF Agreement.



WAIVER



5.2  The Vendor and  the  Purchaser  may  in  writing waive the condition precedent provided for in article 5.1 above.



LAPSE



5.3  If the condition precedent provided for in  article 5.1 above is not satisfied (or has not been waived) by the Completion Date, at the latest,

this  Agreement (except for articles 13, 16 and 17)  shall  automatically lapse and  be  of  no  further  effect,  and  the  parties  shall have no

indemnity   (other   than,   if  applicable,  under  the  above-mentioned

articles).



5.4  However, if the condition  precedent is not fulfilled by 18 February

1995, and to the extent that each  party  has  been  diligent in order to complete  such condition, the Completion shall be postponed  to  a  later date which  cannot  in  any  event

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                                                           Page 10


be later than 18 March 1995 (except by agreement of the parties).  If  at this  date the condition is still not fulfilled in spite of the efforts of both parties,  the  Purchaser  shall recover the Deposit.



5.5  If  Completion  takes  place in accordance with article 4 above, the parties will be deemed to have  waived  any  condition precedent which is unsatisfied and which has not been expressly waived.



SHAREHOLDERS ADVANCES



6.1  On the Completion Date the Purchaser shall make available to Cristal an amount of CHF 5,227,000 to enable Cristal to  reimburse  to the Vendor an  amount  of  CHF  5,227,000  in  full  settlement  of the shareholders advances granted by the Vendor to Cristal.



6.2  On  the  Completion Date, the Vendor shall reimburse  to  Blitog  an amount of CHF 212,800 in full settlement of all the advances which Blitog has granted to the Vendor.



VENDOR'S OBLIGATIONS



7.1  As of today and until Completion, the Vendor undertakes:



(a)  to manage  the  Companies,  Cristal  and  Blitog  en  BON P<e`>RE DE

     FAMILLE (in a responsible and reasonable manner);



(b)  not  to act, and to assure that the Companies shall not  act,  in  a manner  which  is inconsistent with the provisions of this Agreement or the completion of the obligations contemplated hereunder;



(c)  not to approve or  proceed  with  any  dividend  distribution by the

     Companies, Cristal or Blitog;

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                                                           Page 11

(d)  to  assure  that no change is made to the STATUTS (by-laws)  of  the

     Companies, of Cristal or of Blitog;



(e)  to assure that  no  off-balance  sheet  undertaking  is  made by the

     Companies, Cristal and Blitog;



(f)  to  assure  that  the  Companies,  Cristal  or  Blitog undertake  no substantial obligations, acquire no substantial assets,  conclude no subtantial  agreements  and  make  no  substantial order of finished products  for more than FRF 250,000 without  the  agreement  of  the

     Purchaser.



7.2  Except as may  be  required  by  law  and in such circumstances only after prior consultation with the Purchaser,  the  Vendor shall not as of today disclose or use to the detriment of the Companies, of Cristal or of

Blitog any trade secret or other confidential information  of a technical nature which he holds in relation to the Companies, Cristal or Blitog and their affairs.



7.3  As  of the date of this Agreement, the Vendor shall give  access  to the Purchaser  (and  its  advisors)  to  all  information  and  documents concerning the Companies which the latter may wish to consult.



7.4  The  Vendor  shall  make  his  best  efforts  to  cooperate with the

Companies  in order to attenuate the consequences of the  non-performance by the Companies  of  their  obligations  arising  under certain of their loans.



REPRESENTATIONS AND WARRANTIES / AND CRISTAL WARRANTIES



8.1  The Vendor represents and warrants to the Purchaser  in the terms of the Warranties and Cristal Warranties.



8.2  Subject  to  article  9,  the  Vendor  undertakes  to indemnify  the

Purchaser  against all losses, damages or costs (including  legal  costs)

suffered by  the  Purchaser  or the Companies and

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                                                           Page 12

which result from facts arising from a breach of the Warranties.



Subject to article 9.A, the Vendor  undertakes to indemnify the Purchaser franc for franc against all losses, damages  or  costs  (including  legal costs) suffered by the Purchaser, Cristal or Blitog and which result from facts arising from a breach of the Warranties and Cristal Warranties.



8.3  The  Purchaser  represents  and  warrants  to the Vendor that it has obtained all authorizations (administrative, corporate or other) to enter into  and  perform  this  Agreement, except for the conditions  precedent mentioned in article 5.



8.4  The Vendor shall renew  all of its Warranties and Cristal Warranties on the day of Completion.



LIMITATIONS ON REPRESENTATIONS AND WARRANTIES



9.1  The  Vendor  shall  not be held  for  any  Claim  except  under  the following conditions:



(a)  the  Vendor  must  receive  from  the  Purchaser  a  written  notice containing details of the Claim, as well as the Purchaser's estimate of the amount of such  Claim  (to the extent that such estimation is possible).  Said notification must be made:



     (i)  at  the  latest  following  a  period  of  30  days  after  the expiration  of  the legal prescription  which  applies  to  the subject matter of  the  Claim, if it arises from one of the tax or social security contributions Warranties;  and

     (ii) at the latest on 31 December  1996, if the Claim relates to any other Warranty;

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                                                           Page 13

(b)  the individual amount of each Claim shall be taken into account only if it exceeds FRF 50,000 and the aggregate amount of the Claims must exceed FRF 1,500,000 (in which case  the Vendor shall only be liable for the excess).



9.2  The Vendor shall only be liable for up  to  58.34%  of the amount of the  Claims.  In addition, the aggregate amount of the liability  of  the

Vendor shall not exceed the amount of the Purchase Price.



9.3  Furthermore,  the  Vendor  shall  be  exempted  under  the following conditions:



(a)  to  the  extent  that  the  matter  giving  rise  to  such Claim  is specifically disclosed in the Schedules hereto;



(b)  to the extent that such matter, specifically disclosed,  is provided or  reserved  for  in  the 1993 Accounts or in the 1993 Consolidated

     Accounts;



9.4  If the Purchaser becomes  aware after the Completion Date of a claim or  a  threat of a claim made by a  third  party  against  the  Companies

(particularly  any  NOTIFICATION  DE  CONTR<o^>LE  FISCAL  (notice of tax inspection)),  and  if  such  claim  or  threat of a claim is capable  of entitling the Purchaser to make a Claim against  the  Vendor (THIRD PARTY

CLAIM):



(a)  the  Purchaser shall give notice of such Third Party  Claim  to  the

     Vendor  as  soon as possible and in any event within fifteen days of the date upon  which the Companies become aware of it. The Purchaser shall assure that  the  Vendor  is  given  access  to all reasonable information and assistance to investigate such Third Party Claim and a  failure  by the Purchaser to respect its obligations  under  this article 9.4 (a) shall exempt the Vendor from liability in respect of the Third Party  Claim, to the
     extent that such failure prevents the Vendor from defending his interests;



(b)  neither the Purchaser  nor the Companies shall make any admission of liability, nor execute or  accept  an  agreement  or  settlement  in respect  of a Third Party Claim, without prior consultation with and prior written consent of the Vendor (which shall not be unreasonably withheld or delayed);



(c)  the Purchaser  shall  undertake  or assure that the Companies engage all steps or proceedings as the Vendor  may  consider reasonable and necessary in order to answer the Third Party Claim  or  to attenuate its  impact  (without  prejudice to being indemnified by the  Vendor against all reasonable costs incurred in this connection).



9.5  Any sum due by the Vendor for a Claim shall be reduced by:



(a)  the amount corresponding  to  any  provision or reserve (including a provision taken into account to calculate the net value of an asset)

     appearing  in  the 1993 Accounts and which  would  turn  out  to  be unnecessary or excessive;



(b)  any  amount  recovered  with  respect  to  any  debt  identified  as irrecoverable in the 1993 Accounts;  and,



(c)  to the extent  that  any  liability is discharged in an amount lower than the amount appearing in  the  1993  Accounts, the amount of the difference;



provided  that  no  amount  shall be taken into account  more  than  once pursuant to this article 9.5.

In addition, the items mentioned  at  points (a), (b) and (c) above shall not be taken into account except to the  extent  (i)

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                                                           Page 15

that they are of the same nature as those which arise from the Claim in question (for example, if the Claim arises from a provision on inventory, only another provision on  useless inventory may be taken into consideration), and

(ii)  after taking  account  of  the percentage of the Purchaser's direct or indirect holding in the Subsidiary concerned.



9.6  If  an  adjustment   under  article  9.5  is  recognized  after  the

indemnification of the Purchaser  by  the Vendor following one or several

Claims, the Purchaser shall immediately  reimburse  to  the  Vendor a sum equivalent  to the amount of the reduction which would have been  applied if this fact had been known at the time of the Claim.



9.7  The Vendor  shall  not  be  liable  for  any  Claim  relating to the taxation of the Companies:



(a)  to the extent that a tax surplus was paid by the Companies  prior to the  Completion  Date, and if such tax surplus is reimbursed to  the

     Companies after the Date of Completion; or



(b)  to the extent that  this  Claim  results  from or is aggravated by a failure of the Companies with respect to the  exercise of a claim, a declaration,  an  option,  an  abandonment of action  or  any  other decision subsequent to the Completion  Date and which has been taken into account for the computation of the  provision  for taxes in the

     1993 Accounts.



9.8  The  Vendor  shall not be liable in respect of a Claim  which  would result from facts (acts or omissions) attributable to the Purchaser or to the Companies after the Completion Date.



9.9  The Vendor cannot  be  held in respect of a Claim which would be the result of a regulation not in  force  at the

Completion Date (including a change of administrative practices whose application  is  retroactive, a change of references, methods of calculation,

or the rates of taxation in effect on the date of this Agreement).



9.10 Nothing  in  this  Agreement  shall  exempt  the  Purchaser and  the

Companies from doing all that will be necessary in order to attenuate the consequences of facts which could give rise to a Claim.



9.11 In the event that the Companies or the Purchaser should  be entitled to be reimbursed, by a third party, a sum which, moreover, is subject  to a  Claim,  the  Purchaser  shall  notify this to the Vendor as quickly as possible  and,  if  requested  by the Vendor,  the  Purchaser  will  make reasonable efforts to attempt to be compensated by the third party before turning against the Vendor, and  any subsequent Claim shall be limited to the portion of the damage which exceeds  the amount recuperated from such third party.



9.12 If the Vendor indemnifies the Purchaser  and  the  Purchaser, or the

Companies, subsequently recovers from a third party a sum  which pertains to  such  Claim  (including  by  way  of insurance), the Purchaser  shall immediately reimburse to the Vendor:



(a)  an  amount equivalent to the sum paid  by  such  third  party  (less costs);  or



(b)  if the  amount  paid  by  the third party is greater than the amount paid by the Vendor in respect  of  the  Claim,  the  amount that the

     Vendor will have paid to the Purchaser.



9.13 The  sole  remedy  of  the  Purchaser for any breach of any  of  the

Warranties or any other breach of  this  Agreement by the Vendor shall be an action for damages in accordance with this

article 9 and the Purchaser shall not be entitled to terminate this Agreement.



LIMITATIONS ON CRISTAL WARRANTIES



9.A.1     The Vendor shall not be held for  any  Claim  except  under the following conditions:



(a)  the  Vendor  must  receive  from  the  Purchaser  a  written  notice containing  details of the Cristal Claim, as well as the Purchaser's estimate of the  amount  of  such  Cristal Claim (to the extent that such estimation is possible).  Said notification must be made:



     (i)  at  the  latest  following  a  period  of  30  days  after  the expiration  of  the legal prescription  which  applies  to  the subject matter of  the  Cristal Claim, if it arises from one of the  Cristal Warranties relating  to  tax  or  social  security contributions;  and



     (ii) at the  latest on 31 December 1996, if the Claim relates to any other Cristal Warranty;



(b)  the individual  amount  of  each  Claim  shall be taken into account franc for franc.



9.A.2     The Vendor shall only be liable for up to 100% of the amount of the Cristal Claims.  In addition, the aggregate  amount  of the liability of the Vendor for the Cristal Claims shall not exceed the  amount  of the

Purchase Price.



9.A.3     Furthermore,  the  Vendor shall be exempted under the following conditions:

(a)  to the extent that the matter  giving  rise to such Cristal Claim is specifically disclosed in the Schedules hereto;



(b)  to the extent that such matter, specifically  disclosed, is provided or reserved for in the 1993 Accounts of Cristal or of Blitog;



9.A.4     If the Purchaser becomes aware after the Completion  Date  of a claim  or  a  threat  of a claim made by a third party against Cristal or

Blitog (particularly any  NOTIFICATION  DE  CONTR<o^>LE FISCAL (notice of tax inspection)), and if such claim or threat  of  a  claim is capable of entitling the Purchaser to make a Cristal Claim against the Vendor (THIRD

PARTY CLAIM):



(a)  the  Purchaser shall give notice of such Third Party  Claim  to  the

     Vendor  as  soon as possible and in any event within fifteen days of the date upon  which  the Company becomes aware of it. The Purchaser shall assure that the Vendor  is  given  access  to  all  reasonable information and assistance to investigate such Third Party Claim and a  failure  by  the Purchaser to respect its obligations under  this article 9.A.4 (a)  shall exempt the Vendor from liability in respect of the Third Party Claim,  to  the extent that such failure prevents the Vendor from defending his interests;



(b)  neither the Purchaser, Cristal nor  Blitog  shall make any admission of liability, nor execute or accept an agreement  or  settlement  in respect  of a Third Party Claim, without prior consultation with and prior written consent of the Vendor (which shall not be unreasonably withheld or delayed);



(c)  the Purchaser  shall  undertake  or  assure  that Cristal and Blitog

     engage  all  steps  or  proceedings  as  the  Vendor   may  consider

     reasonable and necessary in order to answer the

     Third Party Claim or to  attenuate its impact (without prejudice to being

     indemnified  by  the  Vendor   against all reasonable  costs  incurred in

     this connection).



9.A.5Any sum due by the Vendor for a Claim shall be reduced by:



(a)  the amount corresponding to any provision or  reserve  (including  a provision taken into account to calculate the net value of an asset)

     appearing in the 1993 Accounts of Cristal or Blitog which would turn out to be unnecessary or excessive;



(b)  any  amount  recovered  with  respect  to  any  debt  identified  as irrecoverable in the 1993 Accounts of Cristal or Blitog;  and,



(c)  to  the  extent  that any liability is discharged in an amount lower than the amount appearing in the 1993 Accounts of Cristal or Blitog,

     the amount of the difference;



provided that no amount  shall  be  taken  into  account  more  than once pursuant to this article 9.A.5.



In  addition, the items mentioned at points (a), (b) and (c) above  shall not be  taken into account except to the extent that they are of the same nature as  those  which  arise  from  the  Cristal Claim in question (for example, if the Claim arises from a provision  on inventory, only another provision on useless inventory may be taken into consideration).



9.A.6     If an adjustment under article 9.A.5 is  recognized  after  the indemnification  of  the Purchaser by the Vendor following one or several

Cristal Claims, the Purchaser shall immediately reimburse to the Vendor a sum equivalent to the
amount  of  the  reduction  which  would have been applied if this fact had been known at the time of the Cristal Claim.



9.A.7     The  Vendor shall not be liable for any Claim relating  to  the taxation of Cristal or Blitog:



(a)  to the extent that a tax surplus was paid by Cristal or Blitog prior to the Completion  Date,  and  if  such tax surplus is reimbursed to

     Cristal or Blitog after the Date of Completion; or



(b)  to the extent that this Cristal Claim  results from or is aggravated by a failure of Cristal or Blitog with respect  to the exercise of a claim,  a declaration, an option, an abandonment of  action  or  any other decision  subsequent to the Completion Date and which has been taken into account for the computation of the provision for taxes in the 1993 Accounts of Cristal or Blitog.



9.A.8     The Vendor shall  not  be  liable  in  respect of a Claim which

would  result  from  facts  (acts  or  omissions)  attributable   to  the

Purchaser, Cristal or Blitog after the Completion Date.



9.A.9     The  Vendor  cannot be held in respect of a Cristal Claim which would be the result of a  regulation  not in force at the Completion Date

(including  a  change of administrative practices  whose  application  is retroactive, a change of references, methods of calculation, or the rates of taxation in effect on the date of this Agreement).



9.A.10    Nothing  in  this Agreement shall exempt the Purchaser, Cristal or Blitog from doing all that will be necessary in order to attenuate the consequences of facts which could give rise to a Cristal Claim.

9.A.11    In the event that  the  Companies,  Cristal or Blitog should be entitled to be reimbursed, by a third party, a  sum  which,  moreover, is subject to a Cristal Claim, the Purchaser shall notify this to the Vendor as  quickly  as  possible  and, if requested by the Vendor, the Purchaser will make reasonable efforts  to  attempt  to be compensated by the third party before turning against the Vendor, and any subsequent Cristal Claim shall be limited to the portion of the damage  which  exceeds  the amount recuperated from such third party.



9.A.12    If the Vendor indemnifies the Purchaser for a Cristal Claim and the Purchaser, Cristal or Blitog subsequently recovers from a third party a  sum  which  pertains  to  such  Cristal  Claim  (including  by  way of insurance), the Purchaser shall immediately reimburse to the Vendor:



(a)  an  amount  equivalent  to  the  sum  paid by such third party (less costs);  or



(b)  if the amount paid by the third party is  greater  than  the  amount paid by the Vendor in respect of the Cristal Claim, the amount  that the Vendor will have paid to the Purchaser.



9.A.13    The  sole  remedy of the Purchaser for any breach of any of the

Cristal Warranties or  any  other  breach of this Agreement by the Vendor shall be an action for damages in accordance  with  this  article 9.A and the Purchaser shall not be entitled to terminate this Agreement.



ENTIRE AGREEMENT



10.  This Agreement constitutes the entire agreement between  the parties in connection with the sale and purchase of the Shares.

MODIFICATIONS



11.  Any  modification of this Agreement shall be made by the parties  in writing and signed by the parties.



ASSIGNMENT



12.  Neither  party  shall  be  entitled  to  assign  the  benefit of any provision whatsoever of this Agreement without the prior written approval

of  the  other  party.   The Purchaser may however assign its rights  and

obligations arising under this Agreement to a subsidiary of the Purchaser or to a bank in guarantee  of  the  financing  of  this  transaction,  it however  being  understood  that  the Purchaser shall at all times remain jointly and severally liable with the  assignee  in  respect  of  all the obligations arising under this Agreement.



COSTS



13.  Each  of  the parties shall pay its own costs incurred in connection with the negotiation, preparation and implementation of this Agreement.



INVALIDITY



14.  The invalidity  or unenforceability of any of the provisions of this

Agreement shall not have any effect on the other provisions herein.



FURTHER ASSURANCE



15.  The Vendor undertakes  to  do  whatever  is  necessary,  execute any document, for the purpose of giving to the Purchaser the full benefit  of all of the provisions of this Agreement.

NOTICES



16.1 Any  notice  under this Agreement shall be in writing and signed by,

or on behalf of, the party giving it and shall be delivered by registered letter with return  receipt  requested  or  by  personal  delivery to the address  and  to  the  attention  of the other party, in accordance  with article 16.2 (or to any other address  or  to  the attention of any other person  that  should  be  notified,  in  appropriate  cases,  under  this

Agreement).  A notice shall be deemed to have been received  at  the time of signature of the return receipt.



16.2 The addresses of the parties for the purpose of article 16.1 are as follows:



THE VENDOR:           to  the  address  contained  in the heading of this

                      Agreement



THE PURCHASER:        Conair   Corporation,   1  Cummings   Point   Road,

                      Stamford, CT06904



To the attention of:  Richard A. Margulies, Vice President





GOVERNING LAW AND ARBITRATION



GOVERNING LAW



17.1 This Agreement is governed by and shall be  construed  in accordance with the laws of France.



ARBITRATION CLAUSE



17.2 With  the  exception  of  article 3.8 concerning the Purchase  Price adjustment procedure, all disputes  shall  be  settled under the Rules of

Arbitration of the International Chamber of

Commerce  in  Paris  by three arbitrators  appointed  in  accordance with those rules.  The arbitration shall take place in Geneva and  be conducted in the

French language.  The decision of the arbitrators shall  be  final and binding upon the parties who shall not contest or appeal against it.  The costs of the arbitration proceedings shall be borne by the parties  in  the proportions determined by the arbitrators.



SCHEDULES



18.1 All documents and information appearing in  any one of the schedules hereto  shall  be  deemed  to  appear  in  any  other relevant  schedule.

Similarly, all documents and information appearing  in  the  schedules to the JPF Agreement shall be deemed to appear in the schedules hereto.



18.2 It  is  agreed  that  the  schedules  hereto  can  be  initialed for identification  by  Mr.  John Kilroy, M. Philippe Jambrun, Ms. Val<e'>rie

Masset-Branche, Ms. Katia Ch<e'>ron on behalf of the Purchaser and by Mr.

Philippe B<e'>rard, Ms. Isabelle MacElhone, Mr. Arnaud P<e'>r<e`>s or Ms.

Sophie Rey on behalf of the Vendor.



Done in Paris, in two original counterparts



On 22 January 1995













______________________   _____________________________________

for CONAIR                for  FINANCIERE  DE  L'EUROPE  OCCIDENTALE  Mr.

Leandro P. Rizzuto        Mr. Robert Simon

                               SCHEDULE A



        CRISTAL, BLITOG, THE HOLDING COMPANY AND THE SUBSIDAIRIES



I.   DETAILS OF CRISTAL



1.   NAME:                         CRISTAL GESELLSCHAFT F<u">R
                                   BETEILIGUNGEN UND
                                   FINANZIERUNGEN SA

2.   PLACE OF INCORPORATION:       CH-4000 B<a^>le

3.   TYPE OF COMPANY:              SOCI<e'>T<e'> ANONYME

4.   REGISTERED OFFICE:            Steinengraben 22 - 4002 B<a^>le

5.   DIRECTORS:                    Hans K<u">pfer;  Robert Simon

6    CORPORATE CAPITAL:            CHF 50,000

7.   SHAREHOLDERS:                 Financi<e`>re de l'Europe
                                   Occidentale SA
                                   15 Bd Roosevelt
                                   L2000 Luxembourg


8.   END OF FISCAL YEAR:           31/12

9.   STATUTORY AUDITORS:           Deloitte Touche Experta SA

10.  TAX RESIDENCE:                Switzerland, B<a^>le

II.  DETAILS OF BLITOG


1.   NAME:                         BLITOG SA

3.   PLACE OF INCORPORATION:       CH-6300 Zoug

4.   TYPE OF COMPANY:              SOCI<e'>T<e'> ANONYME

6.   REGISTERED OFFICE:            6300 Zoug

7.   DIRECTORS:                    Erwin Andermatt;
                                   Philippe Steiger

8.   CORPORATE CAPITAL:            CHF 50,000

9.   SHAREHOLDERS:                 Cristal Gesellschaft f<u">r
                                   Beteiligungen und
                                   Finanzierungen SA

10.  END OF FISCAL YEAR:           31/12

11.  STATUTORY AUDITORS:           Deloitte Touche Experta SA

12.  TAX RESIDENCE:                Switzerland, Zoug

III. DETAILS OF THE HOLDING COMPANY AND THE SUBSIDIARIES

                     (see JPF Agreement)

                         SCHEDULE B



              Reference Consolidated Net Income





The Reference Consolidated  Net  Income  of  the  Holding Company and its

Subsidiaries for 1994 shall be established by reference to the Accounting

Principles, applied by the Company in a constant manner  from  one fiscal year to the other by the Holding Company.



The Reference Consolidated Net Income is composed of:



1.   the   net   income   after  taking  into  account  financial  items,

extraordinary  items, tax, the  mandatory  employee  share  participation

scheme and minority  interests.   The  list of revenues and non-recurring

costs (whether exceptional or not) is set out in Schedule B1.



Furthermore,  for  the  purposes  of  the calculation  of  the  Reference

Consolidated Net Income:



2.   the provision in the amount of FF. 1,200,000 (before tax effect) set out in Schedule B1, representing the depreciation of a leasehold interest shall be taken into account only in the amount of FF. 400,000 (before tax effect),  equalling the amount of provision  already  made  in  the  1993

Accounts.



3.   The extraordinary  profits  other  than those set out in Schedule B1 shall not be taken into account (nor the corresponding tax charges).



4.   A  net  bonus  of  FF. 500,000 payable to  Madame  Perron  for  1994 together  with  the  corresponding  social  charges  and  tax  deductions relating thereto shall be taken into account.

5.   75% of Nyhar shall  be  included  in the consolidation for the whole year of 1994.



6.   Harny and its scandinavian subsidiaries shall not be included in the consolidation.



7.   Any partial or total amortization of  the  acquisition  differential

(goodwill) of FACO, if any, shall be subject to contra-entry.

                         SCHEDULE B1


              Reference Consolidated Net Income


                 NON-RECURRENT COSTS IN 1994


BABYLISS S.A.                                KFRF

Incentive fees                                100
DGCCRF fine                                    77
Fees computer investment                      133
Other commissions paid                        500
Sponsoring JL Desforges                        50
Transport on purchases                        196
Orly-Valenciennes moving                       44
Salaries                                      926
Leasehold interest depreciation             1.200
Harny loss                                    454
Other extraordinary (net) costs               172
TOTAL                                       3.852


BABYLISS DEUTSCHLAND GMBH        KDEM        KFRF

Moving                            112         381
TOTAL                             112         381


SOFAC S.A.                                   KFRF

Salaries                                       67
Extraordinary costs                           126
TOTAL                                         193


BABYLISS (U.K.) LTD              KGBM        KFRF

Dispute                            10          83
TOTAL                              10          83


FACO S.A.                        KBEC        KFRF

Pension plan                    2.073         344
TOTAL                           2.073         344


TOTAL COMPANIES                             4.853

                         SCHEDULE C



             The Representations and Warranties





The  Warranties contained in this Schedule are subject to the limitations stated in article 9.



THE COMPANY AND THE WARRANTED SHARES



1.1

(a)  All  of  the  Warranted Shares are fully paid and, on the Completion

     Date,  shall  be   free   from   all  security  interests,  options,

     D<e'>MEMBREMENT  (life  interest,  usufruct,   remainder),   claims,

     restrictions  of  any  nature  whatsoever  or  any other third party rights and shall be transferred with all the rights attached thereto at that date.



     No right of pre-emption nor any other right of any nature whatsoever in  connection  with the Warranted Shares shall be  exercised  which

     could obstruct Completion.   With  the  exception of the pre-emption

     right in the by-laws of the Subsidiaries,  there  is  no pre-emption right  on  the Warranted Shares.  As from the Completion  Date,  the

     Purchaser shall  have  the  right  to  exercise or collect any right attached to the Warranted Shares, including  and without limitation,

     the  right to receive all dividends, all distributions  or  proceeds declared, paid or made by the Companies.



(b)  The Vendor  undertakes  that  any right of pre-emption in connection with the Shares shall, if appropriate,  be  made  the  subject of an irrevocable waiver.



(c)  The Vendor has the power and legal capacity to sign and perform this

     Agreement.

(d)  The  signature  and  performance  by  the  Vendor of his obligations hereunder:



       (i)     shall not constitute a breach of any  clause whatsoever of the Companies' corporate documents;  or



       (ii)    shall not constitute a breach or default  with  regard  to any  document  to which the Vendor or a Company is a party or by virtue of  which  the  Vendor  or  the Companies are bound;  or



       (iii)   shall   not   constitute   a  breach  of  a  judicial   or

               administrative decision or of  a  rule  applicable  to the

               Companies.



(e)  The  Vendor  warrants that on the Completion Date Cristal shall have full and entire ownership of 13,003 shares of the Holding Company.



(f)  The Companies  were  duly constituted and the information in respect of the Companies set out in Schedule A is true and accurate.



(g)  The Companies do not hold  any interest in any other businesses than those appearing in Appendix  1.1 (g) and other than Cook Service and

     Quality (30%).



FINANCIAL MATTERS



THE ACCOUNTS



2.1(a) The  1993  Accounts  and  the  1993   Consolidated  Accounts  were

       established in accordance with the Accounting  Principles and they truly reflect the financial position of the Companies,  given that the Holding Company and its statutory auditors decided not to amortize the goodwill of Faco in an amount of FRF 2,587,000. It is however stipulated that if the Purchaser  establishes that this goodwill should have been amortized in order to  comply  with  the

       Accounting  Principles,  he  may  bring  a Claim in application of

       Article  8 above.  In addition, it is expressly  agreed  that  any

       Claim of the  Purchaser  in  this  regard  shall not be subject to article 9.1(b) above.



(b)    The 1994 Consolidated Accounts shall be established  in accordance with  the  Accounting  Principles,  and  shall  truly reflect  the financial position of the Companies, while taking  account  of the remark mentioned at paragraph 2.1(a) above concerning Faco.



(c)    The   unaudited  interim  accounts  which  were  provided  to  the

       Purchaser  were  established  in  good faith and the Vendor has no reason to believe that they were not accurate on the date at which they were established.



POSITION SINCE 31 DECEMBER 1993



2.2

(a)    Since 31 December 1993, and except  for Continental Products S.A.,

       there  has  been no material adverse change  in  the  patrimonial,

       financial or  trading  position  of  the Companies and during this period the activities of the Companies  have been carried on in an ordinary business manner.  Since 31 December  1993, there has been no material adverse change in the prospects of  the  Companies, it being  stipulated  that  the Vendor does not make any Warranty  in this respect for the period as of the date hereof.



(b)    Since  31  December 1993, and  except  as  disclosed  in  Appendix

       2.2(b):

       (i)     no contract,  liability  or commitment at long term, or of an unusual nature, has been  entered into by the Companies for an amount in excess of FRF 2,000,000;



       (ii)    the  Companies have not purchased,  sold  or  promised  to purchase  or to sell any asset having a value in excess of

               FRF 500,000;



       (iii)   no debtor of the Companies has been released from its debt against payment of an amount inferior to the book value of the debt, and  no  amount  receivable  by the Companies in excess  of  FRF  300,000  has been deferred  for  payment,

               subordinated  or  been  subject  to  a  total  or  partial provision;



       (iv)    the  Companies  have not repaid  any  borrowing  or  other indebtedness in advance of its maturity.



       (v)     the Companies have  not  declared  or paid any dividend or proceeded with any distribution of any  nature  whatsoever to their shareholders, or proceeded with any reimbursement or repurchase of their own shares;



       (vi)    the Companies have not waived any material right under any

               contract   which   must  figure  in  a  Schedule  to  this

               Agreement;



       (vii)   the Companies have not  modified  their accounting methods or practices, nor their amortization policies or rates;



       (viii)  the Companies have not modified their  commercial policies in a material manner;

       (ix)    the Companies have not granted loans or advances to any of their  shareholders, managers, employees  or  consultants,

               other than in the normal course of business;



       (x)     with  the   exception  of  Harny,  Nyhar  and  Sofac,  the

               Companies have  not  acquired  nor  have  they disposed of assets other than in the normal course of business;



       (xi)    with the exception of intervening transactions  concerning

               Harny,  Nyhar  and  Sofac,  there  is  no  change  to  the

               corporate   or   shareholding   structure  concerning  the

               Companies.



ACCOUNTING AND OTHER RECORDS



2.3

(a)    The statutory books are complete and accurate,  books  of  account and  other  records  of  the  Companies  are  up-todate and are in compliance with all applicable laws and the Accounting Principles.



(b)    The  records and accounting systems (including computer  software)

       are not  dependent  upon  equipment which are not the property, or not  under  the  control  of, the  Companies,  and  the  data  and information  concerning  the  Companies  are  recorded,  archived,

       maintained, and operated directly by the Companies.



(c)    The  Companies hold all the  licenses  necessary  to  operate  the software  which  they  use  and  do  not  share any user rights in respect of such software with any third person.

ACCOUNTS RECEIVABLE-INDEBTEDNESS



ACCOUNTS RECEIVABLE OF THE COMPANIES



3.1

(a)    The  Companies  have  no  accounts  receivable  other  than  those incurred in the normal course of business.



(b)    Subject  to  possible  provisions  made  in  compliance  with  the

       Accounting Principles, client accounts receivable appearing in the

       1993 Accounts and those recorded since 31 December  1993  are,  on the  date  hereof,  reasonably  considered  to be recoverable in a global amount corresponding to their net book value.



DEBTS OWED BY THE COMPANIES



3.2

(a)    On 16 December 1994, the Companies have no debts  other than loans as at 16 December 1994, details of which are included  in Appendix

       3.2(a);  since 16 December 1994 and until the date of the  present

       Agreement,  none  of  the Companies has agreed any new significant indebtedness other than in the ordinary course of business, except for that which appears in Appendix 3.2 (a).



(b)    The Companies have received  no  requests for repayment concerning their  debts  which  are payable on demand,  or  any  request  for advance repayment of their term debts and, since 31 December 1993,

       have not proceeded with  the  advance  repayment  of any important loans  except  for  the  repayment  of  the shareholder's  advance granted to the Holding Company and an amount borrowed by SOFAC.

(c)  On  16 December 1994, the Companies have undertaken  no  obligations off the balance sheet except those presented in Appendix.



REGULATORY MATTERS



LICENSES



4.

(a)    The  Companies  have  obtained  all  licenses  and  authorizations required for carrying on their businesses.



(b)    The  Companies comply with their principal obligations  under  the licenses and authorizations referred to in paragraph(a).



(c)    The Companies  have  always  complied  with  applicable  laws  and regulations  in  force,  including  those  relating  to  trade and competition.



THE COMPANIES' ASSETS



OWNERSHIP



5.1

(a)    For  the purposes of this paragraph 5.1, the term ASSET shall  not include  the  Property,  to  which  the provisions of paragraph 12 below  shall  apply,  but  includes all the  other  real  property

       mentioned in Appendix 5.1 (a).   Although  the  property titles to

       the real property of the Holding Company on the rue  de Lourmel in

       Paris,  as  well  as  the property titles to the real property  of

       SOFAC in Valenciennes,  could not be included in Appendix 5.1 (a),

       the Vendor warrants that  the  Companies  concerned  are  the full

       owners  of  such  property.   The  Vendor  and the Purchaser shall

       cooperate
       to  assure that these Companies obtain  their  property

       titles as soon as possible.



(b)    Except as set out  in  Appendix 5.1(b), all the assets included in the 1993 Accounts, or acquired  since 31 December 1993 (other than goods  sold in the ordinary course  of  business),  are  the  full property  of  the  Companies.  These assets are not subject to any

       security  interest,  D<e'>MEMBREMENT   (life  interest,  usufruct,

       remainder),  lease  agreement,  finance  lease,   title  retention

       provision,  payment  on  deferred terms or any agreement  to  that effect except for:



       (i)     leasing agreements  or finance leases for a unitary amount of less than FRF 200,000  per  annum  or FRF 4,000,000 per annum for the aggregate of such agreements;



       (ii)    title retention provisions concerning goods   supplied  to

               the Companies in the ordinary course of business;



       (iii)   security  interests  appearing  in  the  1993 Accounts and liens arising by operation of law;



       (iv)    assigned client accounts receivable for which the assignee

               (e.g.  factoring  agent) has available means  of  recourse against the assignor.



(c)    The inventory of the Companies  is  valued  in accordance with the

       Accounting Principles at its cost price or at  its probable market value, if lower.

POSSESSION AND FACILITIES BELONGING TO THIRD PARTIES



5.2

(a)    All  of  the  assets  owned  by  the Companies, or for  which  the

       Companies have a right of use, are in the possession, or under the control, of the Companies.



(b)    Where  any  asset is used, but not owned,  by  a  Company  or  any facilities or  services  are  provided to the Company by any third party, the Company has not received notice of early termination of the agreements relating thereto.



FIXED ASSETS



5.3  Each  fixed  asset  included in the  Accounts  or  acquired  by  the

     Companies since the Accounting  Date  (other  than  assets presently sold during the normal course of business) is held in full ownership

     by the Companies and is free from any third party rights.   All  the

     factories  and  equipment  (including fixed installations), vehicles and office equipment (the individual  value  of  which  exceeds  FRF

     100,000)  used  by  the  Companies  of  their activities are in good working  order and well maintained taking  length  of  service  into account, have been regularly serviced, are fully operational and are capable of  being  properly  used  for their activities, and none of these  assets  is,  to the knowledge of  the  Vendor,  dangerous  or obsolete.



INSURANCE



5.4

(a)    Appendix 5.4(a) contains  a  copy of the insurance policies in the names of the Companies.  Such insurance policies are in effect.

(b)    No significant claim exists under these insurance policies.



INTELLECTUAL PROPERTY RIGHTS



REGISTERED RIGHTS



6.1    Appendix 6.1 contains a list of  all  Intellectual Property Rights registered (or for which registration has been  requested)  in  France or abroad  and which are owned or used by the Companies.  The Companies  are the sole  legal owners of such Intellectual Property Rights.  Such rights

are  not subject  to  any  security  interest.   There  exists  no  other

significant Intellectual Property Rights of the Companies.



INFRINGEMENT



6.2    As  far  as  the Vendor is aware, and except for matters listed in

Appendix 6.2, the Companies  are  not infringing third party Intellectual

Property Rights or using in an illicit  manner  confidential  information disclosed to the Companies (or to the Vendor).  Likewise, as far  as  the

Vendor  is  aware,  no  third  party  is  infringing  on any Intellectual

Property Rights of the Companies.



CONTRACTUAL MATTERS



IMPORTANT CONTRACTS



7.1    Other than as set out in Appendix 7.1, there exists  no  important agreement:



(a)    for  which the acquisition of the Shares by the Purchaser and  the performance of the terms of this Agreement would be capable of:

       (i)     relieving   the   other  party  from  its  obligations  or

               entitling him to exercise any right of termination;  or



       (ii)    putting the Companies  in  breach  under such agreement or causing them to give up a right or increasing one of their obligations;



(b)    which  was  entered  into  otherwise  than  under   normal  market

       conditions  (including, without limitation, in respect  of  shared facilities);



(c)    which confers any right upon a third party to require the issuance of any shares, debentures or other securities of the Companies now or at any time in the future;



(d)    under which the  Companies  have  guaranteed the performance of an obligation by any third party.



There exists no shareholders agreement to which one of the Companies is a party other than those relating to Faco (Mr.  Smal),  Babyliss  U.K. (Mr.

Broom),  Nyhar  B.V.  (Mr. Ouborg)  and  Babyliss  Deutschland  GmbH (Mr.

Dieter);



Except  for the agreement concluded with Dickson concerning China,  there exist no  licensing, manufacturing or joint venture agreements other than those appearing in the appendices to this Agreement.



There exist  no  written  agreements  with  clients  and  suppliers.  The

commissions,   discounts  and  other  renumerations,  if  any,  involving shipments of products made by suppliers since the 1st January 1995 belong to the Purchaser.

CONTRACTS WITH DIRECTORS



7.2    Other than as set out in Appendix 7.2, the agreements coming under articles 101 ET  SEQ.  of  the French law on commercial companies (or the

equivalent  legislation  in  other   jurisdictions)   were  concluded  in

accordance  with the provisions of the aforesaid articles  (or  with  the applicable provisions of foreign legislation).



NON-PERFORMANCE



7.3    The Vendor  has  no  knowledge  of any material defaults under any agreements to which the Companies are a  party,  whether by the Companies or by the other party or parties thereto, whether existent or potential.



STATE OF ECONOMIC DEPENDANCE



7.4    Other  than  as set out in Appendix 7.4, the  Companies  have  not completed more than 10%  of  their  sales or purchases with any one party during  each of the preceding two financial  years  (ending  31  December

1994).



LITIGATION



8.     Other than as set out in Appendix 8, the Companies are not a party to  (or  otherwise  implicated  in)  any  pending  judicial  proceedings,

arbitration   or  administrative  proceedings.  The  Companies  have  not received notice  that  such  proceedings  are  envisaged,  nor  that  any administrative  inquiry is in progress or imminent, and the Vendor is not aware of threats  of  such proceedings or investigations.  At the present time, the Companies are not subject to any outstanding judicial, arbitral or governmental decision whatsoever.

ENVIRONMENT



9.   The  Companies are  in  compliance  with  the  laws  or  regulations relating to  the  environment,  hygiene, health or safety.  The Companies have taken all useful steps to prevent  any  damage  to  the  environment which could give rise to a third party claim, render any land used by the

Companies or any of their sites unusable or capable of being subject to a decontamination order or similar procedure.



DIRECTORS AND EMPLOYEES



EMPLOYEES



10.1   Appendix 10 includes:



(a)    a list of all employees of the Companies, showing the remuneration and other benefits;



(b)    a  statement of all the agreements between the Companies  and  the trade unions or other bodies representing the employees;



(c)    copies  of  the  employment  contracts  of  all  employees  of the

       Companies whose annual salary exceeds FRF 250,000.



PRIOR NOTICE



10.2   There  exist  no  written  or  unwritten  employment  contract (or contract for services) which cannot be terminated by the Companies with a prior  notice  of three months or less, with the exception of executives,

for whom the prior notice is six months.

COMPLIANCE



10.3   The Companies  have with regard to each of their employees (and so far as relevant with regard  to  each of their former employees) complied with  the  essential  provisions  of  the  law,  regulations,  collective agreements and judicial decisions concerning  their working conditions or

the  relations  between  the  Companies  and  their  employees   or   any

representative  trade  union.  With the exception of Laurence Bros, whose dismissal  is  in  progress,  all  of  the  employees  of  the  Companies

effectively work for  said  Companies;   the latter pay no amounts having

the characteristics of salary to persons who  do  not really work for the

Companies.



INCENTIVE SCHEMES



10.4   Other  than as set out in Appendix 10.4, the  Companies  have  not adopted any share  incentive  scheme,  share  option  or  profit  sharing scheme,  share  sale or purchase scheme, bonus or commission arrangements for their executives  or employees, except for rules concerning mandatory employee (incentive scheme under French law).



RETIREMENT



10.5   Appendix 10.5 contains  information  on  the  cases  in  which the

Companies  have  undertaken  to  provide retirement or other pensions  to their current or former employees.



PAYMENTS ON TERMINATION



10.6   The Companies have not incurred  any  liability for the breach of,

or arising from the termination of, any employment  or  service contract,

except to the extent that such should appear in the 1993  Accounts  or in

Appendix 10.6.

INSOLVENCY PROCEEDINGS



11.    The  Companies  have  not  been  placed  under  the  control of an

ADMINISTRATEUR JUDICIAIRE (receiver).  The Companies are not subject to a

R<e`>GLEMENT AMIABLE (compromise with creditors), REDRESSEMENT JUDICIAIRE

(administrative order), LIQUIDATION JUDICIAIRE (judicial liquidation)  or any other similar procedure.



REAL PROPERTY



12.

(a)    The  Holding  Company  holds  legal  title  or  a  valid  right of occupation to the Property (as described in Appendix 12(a)),  free from all mortgages or other rights in favour of third parties.



(b)    The  occupation  and use of the Property by the Holding Company is

       in conformity with all PLANS D'URBANISME (zoning laws).



(c)    The Property of the  Holding  Company  has  not  been  subject  to measures forbidding its occupation.



(d)    The   Holding  Company  has  obtained  all  the  building  permits necessary for works completed on the Property.



(e)    No administrative authority has ordered that works be completed on the Property.



(f)    To the  Vendor's  knowledge,  there  is no provision or regulation which  would prevent the Holding Company  from  disposing  of  the

       Property.



(g)    The Holding  Company has not received notice that it has failed to observe an essential  clause  of  the finance lease concerning the

       Property.

The preceding warranties are, to the Vendor's  knowledge, also applicable to  the  other  real  properties  used  by the Holding  Company  and  the

Subsidiaries.



TAXATION - SOCIAL SECURITY



13.    The Companies have fulfilled their obligations to file tax returns and  social security declarations and have  paid  all  taxes  and  social security charges within the regulatory time limits.



BANKING POWERS



14.    A complete list of persons authorized to sign on the bank accounts of the Companies is set out in Appendix 14.



SUBSIDIES



15.    The  Companies  have  not received any grants or governmental aids other than those set out in Appendix 15.



PRODUCTS LIABILITY



16.

(a)    The Companies have not  manufactured, sold or supplied products or provided  services  which  are  substantially  non-compliant  with applicable  laws,  rules and standards,  which  are  defective  or dangerous and which  are insufficiently covered by civil liability insurance.



(b)    The Companies have not  received  any  notice  or warning that the

       Companies  are in violation of the laws, regulations  or  relevant standards with regard to consumer protection.

(c)    The Companies  are  not  under  the  obligation, and have not been required during these last three years,  to  recall one or several of their products from their clients or ultimate consumers and, to the  Vendor's  knowledge,  no  such recall is foreseeable  at  the present time, except for in the  United  Kingdom (i) the recall of products  from Boots Plc in 1994, (ii) approximately  1,500  salon

       hairdryers,   and   in   Germany,  a  recall  of  a  hair  clipper

       manufactured by Conair, because of a motor noise problem.



VENDOR INTERESTS



17.    The Vendor does not hold, directly or indirectly, any shareholding or  any  interest  of any nature whatsoever  in  a  business  competitor,

distributor, commercial  agent  or  client  of the Companies.  The Vendor does not possess, either directly or indirectly,  any  asset  used by the

Companies in the running of their businesses.



The  Vendor  can  exercise no claim of any nature whatsoever against  the

Companies, and the  Companies  are not indebted to the Vendor, except for debts which could result from the  normal  exercise  by the Vendor of his activities and functions.



To  the  Vendor's  knowledge,  the  above  representations  are   equally

applicable to the Management of Babyliss S.A. and its directors.



REPRESENTATIONS AND WARRANTIES



18.    For  the  purposes of this acquisition taken as a whole, the above

Warranties contain no material inaccuracy or omission.

                         SCHEDULE C1



                   The Cristal Warranties





The Cristal Warranties  contained  in  this  Schedule  are subject to the limitations stated in article 9.A.



CRISTAL AND BLITOG-SHARES



1.1

(a)  All  of  the Cristal and Blitog Shares are fully paid  and,  on  the

     Completion Date, shall be free from all security interests, options,

     D<e'>MEMBREMENT   (life   interest,  usufruct,  remainder),  claims,

     restrictions of any nature  whatsoever  or  any  other  third  party rights and shall be transferred with all the rights attached thereto at that date.  Cristal and Blitog are not required to increase their share capital in order to comply with the applicable legislation.



     No right of pre-emption nor any other right of any nature whatsoever in  connection with the Cristal and Blitog Shares shall be exercised which  could  obstruct Completion.  As from the Completion Date, the

     Purchaser shall  have  the  right  to  exercise or collect any right attached  to the Cristal and Blitog Shares,  including  and  without limitation, the right to receive all dividends, all distributions or proceeds declared, paid or made by the Companies.



(b)  The Vendor  undertakes  that  any right of pre-emption in connection with the Cristal Shares shall,  if  appropriate, be made the subject of an irrevocable waiver.

(c)  The Vendor has the power and legal capacity to sign and perform this

     Agreement, and has obtained all the authorizations  required to this effect.



(d)  The  signature  and  performance  by  the  Vendor of his obligations hereunder:



       (i)     shall not constitute a breach of any  clause whatsoever of

               Cristal's or Blitog's corporate documents;  or



       (ii)    shall not constitute a breach or default  with  regard  to any document to which the Vendor, or Cristal or Blitog, is a  party  or  by virtue of which the Vendor, or Cristal or

               Blitog, are bound;  or



       (iii)   shall  not  constitute   a   breach   of   a  judicial  or

               administrative decision or of a rule applicable to Cristal or Blitog;



(e)  The  Vendor  shall  have  on  the  Completion  Date full and  entire ownership of 50 shares of Cristal.



(f)  Cristal  and  Blitog  were duly constituted and the  information  in their respect set forth in Schedule A is true and accurate.



(g)  Cristal holds no interest  in  any other businesses than the Holding

     Company and Blitog.  Blitog has no shareholdings.

                                                           Page 50
FINANCIAL MATTERS



THE ACCOUNTS



2.1

(a)  The 1993 Accounts were established in accordance with the Accounting

     Principles and they truly reflect  the financial position of Cristal and Blitog.



(b)    The 1994 Consolidated Accounts of  Cristal  and  Blitog  shall  be established  in  accordance  with  the  Accounting Principles, and shall truly reflect the financial position of Cristal and Blitog.



POSITION SINCE 31 DECEMBER 1993



2.2

(a)    Since 31 December 1993, there has been no  material adverse change in the patrimonial, financial or trading position  of  Cristal  or

       Blitog  and during this period the activities of Cristal or Blitog have been  carried  on  in  an  ordinary  business  manner.  Since

       31 December 1993, there has been no material adverse change in the prospects of Cristal or Blitog.



(b)    Since 31 December 1993:



       (i)     no contract, liability or commitment at long  term,  or of an  unusual  nature,  has  been entered into by Cristal or

               Blitog (except for the acquisition of Blitog by Cristal);



       (ii)    Cristal and Blitog have not purchased, sold or promised to purchase or to sell any asset;



       (iii)   no debtor of Cristal or Blitog  has been released from its debt against payment of an
               amount inferior to the book value of the debt, and no amount receivable by Cristal or Blitog has been deferred for payment,

               subordinated or been  subject to a total or partial provision;



       (iv)    Cristal or Blitog have no borrowings or other debt, except for shareholders' current accounts.



       (v)     except for the distribution of a dividend of CHF 48,000 by

               Blitog,  Cristal  and Blitog have not declared or paid any dividend or proceeded  with any distribution of any nature whatsoever to their shareholders,  or  proceeded  with any reimbursement or repurchase of their own shares;



       (vi)    Cristal or Blitog have not waived any material right under any  contract  which  must  figure  in  a schedule to this

               Agreement;



       (vii)   Cristal  or  Blitog  have  not  modified their  accounting methods or practices, nor their amortization  policies  or rates;



       (viii)  Cristal  or  Blitog  have not granted loans or advances to

               any  of  their  shareholders,   managers,   employees   or

               consultants,  other  than in the normal course of business and except for a loan of FRF 212,800 owed by the Vendor to

               Blitog;



       (ix)    Cristal  and  Blitog have  not  acquired,  nor  have  they disposed of, assets  other  than  in  the normal course of business;

       (x)     with the exception of intervening transactions  concerning the  acquisition of Blitog by Cristal, there is no  change to the  corporate  or  shareholding  structure  concerning

               Cristal or Blitog.



ACCOUNTING AND OTHER RECORDS



2.3

(a)    The  statutory  books  are complete and accurate, books of account and other records of Cristal  or  Blitog  are up-todate and are in compliance with all applicable laws and the Accounting Principles.



(b)    Cristal and Blitog hold all the licenses necessary  to operate the software  which  they  use  and  do  not share any user rights  in respect of such software with any third person.



ACCOUNTS RECEIVABLE-INDEBTEDNESS



ACCOUNTS RECEIVABLE OF CRISTAL AND BLITOG



3.1

(a)    Cristal and Blitog have no accounts receivable  other  than  those incurred in the normal course of business.



(b)    Subject  to  possible  provisions  made  in  compliance  with  the

       Accounting Principles, client accounts receivable appearing in the

       1993  Accounts  of  Cristal and Blitog and those recorded since 31

       December 1993 are, on the date hereof, reasonably considered to be recoverable in a global  amount  corresponding  to  their net book value.

DEBTS OWED BY THE COMPANIES



3.2

(a)    Cristal   and  Blitog  have  no  debt  (except  for  shareholders'

       advances).



(b)    Cristal and  Blitog have undertaken no obligations off the balance sheet.



REGULATORY MATTERS



LICENSES



4.

(a)    Cristal and Blitog  have  obtained all licenses and authorizations required for carrying on their businesses.



(b)    Cristal and Blitog comply with  their  principal obligations under the licenses and authorizations referred to in paragraph(a).



(c)    Cristal and Blitog have always complied  with  applicable laws and regulations in force.



THE ASSETS OF CRISTAL AND BLITOG



OWNERSHIP



5.1  Except  for the shareholding of Cristal in the Holding  Company  and the Intellectual Property Rights of Blitog, Cristal has no assets.

INSURANCE



5.4  Cristal and  Blitog  have  subscribed  no  insurance  policies  and,

consequently,  no  significant  claim  exits  under  any  such  insurance policies.



INTELLECTUAL PROPERTY RIGHTS



REGISTERED RIGHTS



6.1    Appendix  6.1 contains a list of all Intellectual Property  Rights registered (or for  which registration has been requested) in Switzerland or abroad and which are  owned  or  used  by  Blitog.  Blitog is the sole

legal owner of such Intellectual Property Rights.   Such  rights  are not

subject  to  any  security  interest.   There exists no other significant

Intellectual Property Rights for Cristal and Blitog.



INFRINGEMENT



6.2    As  far  as  the  Vendor  is aware, Cristal  and  Blitog  are  not infringing  third party Intellectual  Property  Rights  or  using  in  an illicit manner confidential information disclosed to the Companies (or to

the Vendor).   Likewise, as far as the Vendor is aware, no third party is infringing on any Intellectual Property Rights of Cristal and Blitog.



CONTRACTUAL MATTERS



IMPORTANT CONTRACTS



7.1    There exists no important agreement:



(a)    for which  the  acquisition of the Cristal Shares by the Purchaser and the performance  of  the  terms  of  this  Agreement  would be capable of:

       (i)     relieving   the   other  party  from  its  obligations  or

               entitling him to exercise any right of termination;  or



       (ii)    putting Cristal and  Blitog in breach under such agreement or causing them to give  up  a  right or increasing one of their obligations;



(b)    which  was  entered  into  otherwise  than  under   normal  market

       conditions  (including, without limitation, in respect  of  shared facilities);



(c)    which confers any right upon a third party to require the issuance of any shares,  debentures  or  other  securities  of  Cristal and

       Blitog now or at any time in the future;



(d)    under  which Cristal or Blitog have guaranteed the performance  of an obligation by any third party.



There exists no  shareholders  agreement  to which Cristal or Blitog is a party.



There exist no licensing, manufacturing or joint venture agreements other than those appearing in the Appendix 7.1.



CONTRACTS WITH DIRECTORS



7.2    There exist no agreements coming under the provisions of Swiss law equivalent  to  articles  101  ET SEQ. of the French  law  on  commercial companies.



NON-PERFORMANCE



7.3    The Vendor has no knowledge  of  any  material  defaults under any agreements to which Cristal or Blitog are a party, whether by Cristal or Blitog or by the other party or parties thereto,

whether existent  or potential.



LITIGATION



8.     Cristal and Blitog are not a party to (or otherwise implicated in)

any   pending  judicial  proceedings,   arbitration   or   administrative

proceedings.  Cristal  and  Blitog  have  not  received  notice that such proceedings  are  envisaged,  nor that any administrative inquiry  is  in progress or imminent, and the Vendor  is  not  aware  of  threats of such proceedings or investigations.  At the present time, Cristal  and  Blitog are  not  subject  to  any outstanding judicial, arbitral or governmental decision whatsoever.



ENVIRONMENT



9.   Cristal and Blitog  are  in  compliance with the laws or regulations

relating to the environment, hygiene,  health  or  safety.   Cristal  and

Blitog  have  taken  all  useful  steps  to  prevent  any  damage  to the environment which could give rise to a third party claim.



EMPLOYEES



10.1   Cristal and Blitog have no employees.



INSOLVENCY PROCEEDINGS



11.    Cristal  and  Blitog have not been placed under the control of  an

ADMINISTRATEUR JUDICIAIRE (receiver).  Cristal and Blitog are not subject to  a  R<e`>GLEMENT AMIABLE  (compromise  with  creditors),  REDRESSEMENT

JUDICIAIRE   (administrative  order),  LIQUIDATION  JUDICIAIRE  (judicial liquidation) or any other similar procedure.

REAL PROPERTY



12.  Neither Cristal or Blitog own or lease any real property.



TAXATION



13.    Cristal  and  Blitog  have fulfilled their obligations to file tax returns and have paid all taxes within the regulatory time limits.



BANKING POWERS



14.    In Cristal and Blitog,  only  the two directors, acting jointly or with power of attorney, are authorized to operate the bank accounts.



SUBSIDIES



15.    Cristal and Blitog have not received  any  grants  or governmental aids.



PRODUCTS LIABILITY



16.    Cristal and Blitog manufacture no products.



VENDOR INTERESTS



17.    The Vendor does not hold, directly or indirectly, any shareholding or  any  interest  of  any  nature  whatsoever  in a business competitor,

distributor, commercial agent or client of Cristal or Blitog.  The Vendor does  not  possess,  either directly or indirectly,  any  asset  used  by

Cristal or Blitog in the running of their businesses.



The Vendor can exercise no claim of any nature whatsoever against Cristal or Blitog, and Cristal  or  Blitog are not indebted to the Vendor, except for debts which could result
from  the  normal exercise by the Vendor of his activities and functions.



CRISTAL WARRANTIES



18.    For the purposes of this acquisition  taken  as a whole, the above

Cristal Warranties contain no material inaccuracy or omission.

                         SCHEDULE D





Copy of the 1993 Accounts and the 1993 Consolidated Accounts



 (for the accounts of the Holding Company and the Subsidiairies, and for

           the 1993 Consolidated Accounts, see JPF Agreement)







c:\AN06\PJ\C011.CON